                                                            EXHIBIT 10 (q)

                              SECRETARIAL CERTIFICATION
                              BOARD OF DIRECTORS MEETING
                              TCF FINANCIAL CORPORATION
                                    JULY 23, 1996

RATIFICATION OF NEW TRUSTEE FOR TCF FINANCIAL EXECUTIVE DEFERRED, SENIOR OFFICER
  AND DIRECTORS DEFERRED COMPENSATION PLANS; REMOVE 30% SALARY DEFERRAL LIMIT


--------------------------------------------------------------------------------


    Following discussion, and upon motion duly made, seconded and carried, the following resolutions were adopted:

    WHEREAS, this Board has authority under the Trust Agreement for the TCF Financial Executive Deferred Compensation Plan, the Trust Agreement for the TCF Financial Senior Officer Deferred Compensation Plan and the TCF Directors Deferred Compensation Trust to remove trustees and approve new trustees thereunder, subject to written consent of the participants in the Plan with respect to their own accounts, and

    WHEREAS, First Trust National Association has been recommended as a new trustee and has accepted its appointment as such and whereas the consent of the plan participants has been obtained for this change;

    WHEREAS, Section 4.2 of the Trust Agreement and Section 4.a. of the Executive Deferred and Senior Officer Deferred Compensation Plans provide that the trust will be invested in such assets as shall be permitted by the Personnel Committee of this Board and directed by an employee for his or her account and the Personnel Committee has determined that the trust should permit investments in any publicly traded stock, bond or mutual fund, as directed by the Employee; and

    WHEREAS, the Executive Deferred and Senior Officer Plans currently allow deferral of 100% of incentive compensation (including bonuses, stock grants and other incentives) but limit deferrals of salary to a maximum of 30% and it is proposed to remove the maximum deferral limit with respect to salary;

    NOW, THEREFORE, IT IS HEREBY

    RESOLVED, that the appointment of First Trust National Association as trustee of the Trust for the TCF Financial Executive Deferred Compensation Plan, the Trust for the Senior Officer Deferred Compensation Plan and of the TCF Directors Deferred Compensation Trust is hereby ratified and approved effective as of July 1, 1996 and that the removal of the prior trustee, Piper Trust Company, is also ratified and approved as of the same date;

    FURTHER RESOLVED, that the actions of the officers and employees of this corporation in transferring the assets of the trusts to the new trustee, effective as of July 1, 1996, are hereby ratified and approved;

    FURTHER RESOLVED, that Section 4.1 of the Trust Agreement for the TCF Financial Executive Deferred Compensation Plan and of the Trust Agreement for the TCF Financial Senior Officer Deferred Compensation Plan is hereby amended to substitute the following for the fourth sentence thereof:

    In addition, the Trustee may, for reasonable periods of time, hold any part or all of the Trust Fund uninvested or in cash without liability for interest thereon, pending the investment of such funds or the payment of costs, expenses, or benefits payable under the Plan in the banking department of any corporate Trustee serving hereunder or of any other bank, trust company or other financial institution including those affiliated in ownership with the Trustee; and

    FURTHER RESOLVED, that Section 1.a. of the TCF Financial Executive Deferred Compensation Plan and of the TCF Financial Senior Officer Deferred Compensation Plan are hereby amended to DELETE the following phrase where it appears in the last sentence thereof: "no deferral of salary may exceed 30% of the Employee's salary".


    I, Gregory J. Pulles, Secretary of TCF Financial Corporation do hereby certify that the foregoing is a true and correct copy of excerpt of minutes of the Board of Directors meeting of TCF Financial Corporation held on July 23, 1996, and that the minutes have not been modified or rescinded as of the date hereof.


(Corporate Seal)



Dated:  March 21, 1997
                                       /s/ Gregory J. Pulles
                                        ----------------------------------
                                        Gregory J. Pulles